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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 1, 1996


                       HUTCHINSON TECHNOLOGY INCORPORATED
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       MINNESOTA                     0-14709                   41-0901840
------------------------    ------------------------    ------------------------
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                            Identification No.)


40 WEST HIGHLAND PARK, HUTCHINSON, MINNESOTA                    55350-9784
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)




                                 (320) 587-3797
                       -----------------------------------
                         (Registrant's telephone number)



                         Exhibit Index located at page 3

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Item 5.   OTHER EVENTS.

               In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Hutchinson Technology Incorporated (the "Company") is filing cautionary statements identifying important factors which could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by, or on behalf of, the Company.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               The following is filed as an Exhibit to this Report.

               Exhibit No.         Description of Exhibit
               -----------         ----------------------

                   99 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              HUTCHINSON TECHNOLOGY INCORPORATED



Date:  October 1, 1996        By:    /s/ John A. Ingleman
     --------------------        -------------------------------------
                                     John A. Ingleman
                              Its:   Chief Financial Officer


                                        2

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                                  EXHIBIT INDEX

Exhibit No.                                                                 Page
-----------                                                                 ----

99             Cautionary Statement for Purposes of the
               "Safe Harbor" Provisions of the Private
               Securities Litigation Reform Act of 1995. . . . . . . . . .    4



                                        3